Exhibit 4.44

Loan Agreement

This loan agreement (the “Agreement”) is entered by the following parties on June 5, 2015 in Beijing, People’s Republic of China (“PRC”):

Party A: AirMedia Technology (Beijing) Co., Ltd (hereinafter referred to as the "Lender").

Registered address: Room 3088, Building 1, No. 2 Heng Fu Zhong Street, Science Town, Fengtai District, Beijing

Legal Representative: Guo Man

Party B: Guo Man (hereinafter referred to as the "Borrower")

ID Number: 1

(Each of the parties listed above shall be referred to herein individually as a "Party" and collectively as the "Parties".)

Whereas:

(1)	The Borrower, upon the request of the Lender, serves as a shareholder of AirMedia Online Network Technology Ltd., Co. (hereinafter referred to as the “Company”, with the registered capital of RMB50 million). The Borrower holds 80% of the total equity interests of the Company;

(2)	The Lender agrees to provide a loan of RMB40 million in aggregate by installments to the Borrower to pay the capital contribution to the Company;

(3)	By entering into this Agreement, each Party intends to set out the rights and obligations for the Borrower and the Lender under the loan.

NOW THEREFORE, through mutual consensus, the Parties hereby agree as follows:

1.	Loan

1.1	In accordance with the terms and the conditions of this Agreement, the Lender agrees to provide a loan of RMB40 million in aggregate (the “Loan”) to the Borrower. The Borrower agrees to the receipt of the Loan. Within 40 working days after the execution of this Agreement, the Lender shall provide the Borrower with the first installment with the amount of RMB1.6 million. The supplement time and specific amount of the remainder of the Loan shall be determined by both Parties by entering into supplementary agreement.

1.2	The Borrower hereby acknowledges and covenants that the whole amount of the Loan should be applied towards the payment for the registered capital to the Company or to provide financial support to the Company.

1.3	All Parties acknowledge that the Borrower shall, in accordance with the requirements of this Agreement, fulfill its obligation of repayment of the Loan to the Lender and other obligations under this Agreement.

2.	Term of the Loan

2.1	The term of the Loan under this Agreement shall last ten (10) years, starting from the execution date of this Agreement. Unless the Lender raises a written objection within 30 working days prior to the expiration date of the Loan, the term of the Loan shall be automatically extended by one (1) year and so forth.

2.2	Within the term of this Loan or any extended term of the Loan under this Agreement, the Lender, under the following circumstances, is entitled to decide an immediate due to the Loan with a written notice and request the Borrower to repay the loan in accordance with this Agreement:

(1)	The Borrower resigns from or is dismissed by the Lender or any of its affiliates;

(2)	The Borrower dies or loses capacity for civil acts, or with limited capacity for civil conduct;

(3)	The Borrower commits a crime or is involved in a crime;

(4)	Any third party claims more than RMB100,000 against the Borrower; or

(5)	Any representation or warranty made by the Borrower under this agreement is otherwise proved to be false or not true in any substantial aspect; or the Borrower violates any obligation under this Agreement; or

(6)	The Lender determines to exercise the call option right under the Call Option Agreement set forth under this Agreement.

3.	Repayment of the Loan

3.1	The Lender shall at any time, upon its absolute discretion, deliver a notice of repayment to the Borrower fifteen days in advance and require the Borrower to make partial or full repayment of the Loan.

3.2	All Parties hereby agree and acknowledge that the Borrower shall repay the Loan only in the manner as given below: Under the circumstances of expired loan, at the Lender’s written request, the Borrower or any of its successors, assignees shall transfer its equity of the Company to the Lender or its designee under PRC law and use the proceeds from such equity transfer to repay the Loan under this Agreement.

3.3	The Parties hereby acknowledge and agree that the Borrower’s obligations under this Agreement are deemed to be fully performed only if all the following requirements are satisfied:

(1)	The Borrower has transferred all its equity of the Company to the Lender and/or its designee; and

(2)	The Borrower has paid to Lender all proceeds from equity transfer or the maximum amount permitted by laws as loan repayment.

4.	Interest of the Loan

4.1	The parties hereby agree and acknowledge that, the Loan under this Agreement shall be interest-free.

4.2	Notwithstanding the foregoing, the Parties hereby acknowledge and agree that where the Loan is due and the Borrower needs to transfer its equity hereof to the Lender and/or its designee, if the actual equity transfer price is higher than the Borrower’s loan principal due to legal requirements or other causes, the excess shall be deemed as the loan interest or fund utilization cost to the extent permitted by PRC laws, and shall be paid to the Lender together with the loan principal.

5.	Representations, Warranties and Undertakings of the Borrower

5.1	The Borrower shall provide the Lender with a photocopy of its certificate of capital contribution, which shows the Borrower holds 80% of the total equity interests of the Company.

5.2	As the guarantee of the Loan, the Borrower agrees to pledge all of the equity interests held by it in the Company to the Lender and grant a call option right to purchase such equity interests. The Borrower agrees to enter into an equity pledge agreement and exclusive call option agreement upon the request of the Lender.

5.3	Except for those equity pledges or other rights set for the benefit of the Lender, without Lender’s prior written consent, the Borrower shall not sell, transfer, mortgage or otherwise dispose of or set any other security interest against its equity or other interests in the Company, unless such equity pledges or rights are provided to the Lender and/or the designee of the Lender.

5.4	Without Lender’s prior written consent, the Borrower shall not vote for, support at board of the shareholders or sign any board resolution approving the Company to be merged or consolidated with, acquire or invest in any person (a “person” refers to any individual, company, partnership or any other entity under this Agreement).

5.5	Without the Lender’s prior written consent, the Borrower shall not conduct any act and/or omission that may materially affect the assets, business and liabilities of the Company; the Borrower shall not sell, transfer, mortgage or otherwise dispose of, or set any other security interest against, any of its assets, business or the beneficial or legal interests of its income at any time after the execution of this Agreement without the Lender’s prior written consent

5.6	The Borrower shall not request the Company to distribute dividends or profits to it, neither shall the Borrower, in the capacity of the shareholder of the Company, approve board resolutions to distribute dividends or profits to it.

5.7	The Borrower shall not supplement, modify nor amend the articles of association of the Company nor to increase or decrease the Company’s registered capital, or to change the capital structure of the Company in any way without the Lender’s prior written consent.

5.8	The Borrower shall operate prudently and effectively all the business in accordance with the good financial and business standards and customs to maintain the existence of the Company; Upon the request of the Lender, the Borrower shall provide the Lender with all materials regarding to the operating and financial status of the Company; The Borrower shall ensure that all the business of the Company are operated in the normal course to maintain the value of its assets.

5.9	Without Lender’s prior written consent, the Borrower shall not make any resolution to create any liability for the Company, except (i) the liability arising from the normal course of business, but not arising from loans; and (ii) the liability reported to the Lender and approved by the Lender in writing.

5.10	The Borrower shall not execute any material contracts (a contract will be deemed material if its value exceeds RMB100,000 herein under this Section) without Lender’s prior written consent, except for those executed during the normal course of business.

5.11	The Borrower shall execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defenses against all claims in order to maintain its equity in the Company; The Borrower shall inform promptly the Lender of any pending or threatened lawsuit, arbitration or administrative proceedings concerning the Company.

5.12	Any shareholder right of the Company the Borrower is entitled to shall only be exercised upon the authorization and the request of the Lender.

5.13	The Borrower shall comply strictly with the provisions of this Agreement, fully perform its obligations under this Agreement and not conduct any act or omission that affects or impairs the validity and enforceability of this Agreement.

6.	Taxes and Costs

Unless otherwise provided hereunder, all the taxes and costs that are generated in accordance with laws and regulations from this Agreement for each Party shall be duly borne respectively by each Party, provided that the taxes and other reasonable costs regarding the Loan shall be borne by the Lender, except for the Borrower's defaults.

7.	The Effectiveness and the Termination of the Agreement

7.1	This Agreement shall be effective upon the execution date.

7.2	All Parties acknowledge and agree that this Agreement shall be terminated on the date that all obligations under this Agreement are respectively fulfilled by each Party. All Parties acknowledge and agree that the obligations of the Borrower herein are deemed to be fully fulfilled only when the following conditions are all satisfied:

(1)	The Borrower has transferred all equity interests of the Company it holds to the Lender and /or its designee; and

(2)	The Borrower has paid all proceeds from equity transfer to the Lender as loan repayment.

7.3	The Borrower shall not terminate or revoke this Agreement unless (a)the Lender commits a gross negligence, fraud or other material illegal acts; or (b)the Lender goes bankrupt, dissolution or is ordered to close down by law.

8.	Default

In case any Party breaches any term of this Agreement (the “Defaulting Party”) and such breach constitutes any harm to the other Party (the“Non-defaulting Party”), the Non-defaulting Party may give the Defaulting Party a written notice, requesting the Defaulting Party to immediately correct and remedy the default. In the event that the remedy to the breach the Defaulting Party undertaken does not suffice the Non-defaulting Party within fifteen (15) working days after the above notice is delivered, the Non-defaulting Party may immediately take actions in accordance with this Agreement or make other remedies by legal means.

9.	Confidentiality

All Parties acknowledge and agree that any oral or written materials that are exchange between the Parties are confidential and shall be kept confidential by all Party. Each Party shall not disclose any of these materials to a third party unless in the following circumstances:

(a)	Such materials are known or will be known by public, which is not a result of the unauthorized disclosure from the Party that accepts materials;

(b)	Such materials are required to be disclosed by the applicable laws or the rules and regulations of security exchanges; or

(c)	Where a Party discloses such materials in connection with the transaction contemplated herein to a legal or financial advisor, such legal or financial advisor shall also follow the duty of confidentiality similar to this clause. Any breach of confidence by the employee or the hired agency of any Party shall be deemed as breach of confidence by such Party and such Party be bear the liability under this Agreement. In the event that this agreement is by any means invalid, discharged terminated or impractical, this confidentiality clause shall remain valid.

10.	Notice

Any notice or other communication made by the Party herein shall be in written form and deliver to the other Party via personal delivery, letter or facsimile at the following address or other address designated by such Party from time to time. The actual delivery date shall be deemed by the following methods: (a) the notices delivered via personal delivery shall be deemed actual given on the date of personal delivery; (b) the notices delivered via letters shall be deemed actual given on the seventh days after such letter has been sent with its postage paid (shown on a postmarks) or on the fourth days after such letter is given to an international recognized express agent; and (c) the notices delivered via facsimile shall be deemed actual given on the date shown on the transmission confirmation of such files.

Address for Party A

Recipient: Man GUO

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number: 010-84608181

Fax Number: 010-84608098

Address for Party B

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number: 010-84608181

Fax Number: 010-84608098

11.	Applicable Laws and Dispute Resolution

11.1	The formation, validity, interpretation, performance, amendment and termination of and resolution of disputes in connection with this Agreement shall be governed by PRC laws.

11.2	Any dispute, controversy or claim arising from the interpretation or performance in connection with this Agreement (including any question regarding its existence, validity or termination) shall be settled by the Parties through amicable negotiations.

11.3	In case no settlement can be reached within thirty (30) days after one Party makes a request for settlement, either Party may submit such dispute to Beijing Arbitration Commission for arbitration in accordance with its rules. The seat of arbitration should be Beijing. The arbitration award shall be final and binding upon the Parties. Apart from the matters in controversy, the other rights under this Agreement shall be respectively entitled to each Party and the other obligations shall be fulfilled respectively by each Party.

12.	Miscellaneous

12.1	The headings of this Agreement are for convenience of reference only and shall not interpret, explain or in any means affect the meaning of the clauses herein.

12.2	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral discussions or written agreements reached by the Parties with respect to the subject matter hereof.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assignees. Without prior written approval of the Lender, the Borrower shall not transfer, pledge or otherwise assign any of its rights, benefits or obligations under this Agreement.

12.4	The Borrower herein agrees that (i) In case the Borrower dies, the Borrower agrees to immediately transfer his rights and obligations to a designated person of the Lender; and (ii) the Lender may transfer its rights and duties under this Agreement to a third party at any time the Lender desires upon a written notice to the Borrower. Such transfer does not require the Borrower’s consent.

12.5	Either Party fails to enforce any right under this Agreement shall not constitute a waiver of such right, nor shall such failure prevent the Party to enforce such right in the future.

12.6	If any clause of this Agreement is held to be invalid or unenforceable by the competent courts, governmental departments or arbitration agencies, such provision shall not affect the validity and enforceability of the remainder of this Agreement. The Parties should cease to perform such invalid or unenforceable clause and revise such clause to the extent that such fact and circumstance may be enforceable in a way closest to the original intention.

12.7	The amount of each installment of the loan and other matters shall be confirmed upon further negotiations by the Parties. Any amendment or supplement to this Agreement shall be in written form agreed by all Parties. Any amendment, modification, supplement or annex to this Agreement that is duly signed by all Parties shall form an integral part of this Agreement and have the same legal effect as this Agreement.

12.8	This Agreement is executed in two (2) counterparts, each party hereto holding one (1) counterpart. Each counterpart shall have the same legal effect.

[No text below]

[Signature Page]

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by itself or its legal representative or authorized representative on the date of first set forth above.

AirMedia Technology (Beijing) Co., Ltd.

Signature:	/s/ Guo Man

Name: Guo Man

Title: Legal Representative

Common seal: AirMedia Technology (Beijing) Co., Ltd.

Guo Man

Signature:/s/ Guo Man

Loan Agreement

This loan agreement (the “Agreement”) is entered by the following parties on June 5, 2015 in Beijing, People’s Republic of China (“PRC”):

Party A: AirMedia Technology (Beijing) Co., Ltd(hereinafter referred to as the "Lender").

Registered address: Room 3088, Building 1, No. 2 of Heng Fu Zhong Street, Science Town, Fengtai District, Beijing

Legal Representative: Guo Man

Party B: Xu Qing (hereinafter referred to as the "Borrower")

Residence: No. 204, Building 5, Xibahe Xili, Chaoyang District, Beijing

ID Number:

(Each of the parties listed above shall be referred to herein individually as a "Party" and collectively as the "Parties".)

Whereas:

(1)	The Borrower, upon the request of the Lender, serves as a shareholder of AirMedia Online Network Technology Ltd., Co. (hereinafter referred to as the “Company”, with the registered capital of RMB50 million). The Borrower holds 15% of the total equity interests of the Company;

(2)	The Lender agrees to provide a loan of RMB7.5 million in aggregate by installments to the Borrower to pay the capital contribution to the Company;

(3)	By entering into this Agreement, each Party intends to set out the rights and obligations for the Borrower and the Lender under the loan.

NOW THEREFORE, through mutual consensus, the Parties hereby agree as follows

1.	Loan

1.1	In accordance with the terms and the conditions of this Agreement, the Lender agrees to provide a loan of RMB7.5 million in aggregate (the “Loan”) to the Borrower. The Borrower agrees to the receipt of the Loan. Within 40 working days after the execution of this Agreement, the Lender shall provide the Borrower with the first installment with the amount of RMB 300,000. The supplement time and specific amount of the remainder of the Loan shall be determined by both Parties by entering into supplementary agreement.

1.2	The Borrower hereby acknowledges and covenants that the whole amount of the Loan should be applied towards the payment for the registered capital to the Company or to provide financial support to the Company.

1.3	All Parties acknowledge that the Borrower shall, in accordance with the requirements of this Agreement, fulfill its obligation of repayment of the Loan to the Lender and other obligations under this Agreement.

2.	Term of the Loan

2.1	The term of the Loan under this Agreement shall last ten (10) years, starting from the execution date of this Agreement. Unless the Lender raises a written objection within 30 working days prior to the expiration date of the Loan, the term of the Loan shall be automatically extended by one (1) year and so forth.

2.2	Within the term of this Loan or any extended term of the Loan under this Agreement, the Lender, under the following circumstances, is entitled to decide an immediate due to the Loan with a written notice and request the Borrower to repay the loan in accordance with this Agreement:

(1)	The Borrower resigns from or is dismissed by the Lender or any of its affiliates;

(2)	The Borrower dies or loses capacity for civil acts, or with limited capacity for civil conduct;

(3)	The Borrower commits a crime or is involved in a crime;

(4)	Any third party claims more than RMB100,000 against the Borrower; or

(5)	Any representation or warranty made by the Borrower under this agreement is otherwise proved to be false or not true in any substantial aspect; or the Borrower violate any obligation under this Agreement; or

(6)	The Lender determines to exercise the call option right under the Call Option Agreement set forth under this Agreement.

3.	Repayment of the Loan

3.1	The Lender shall at any time, upon its absolute discretion, deliver a notice of repayment to the Borrower fifteen days in advance and require the Borrower to make partial or full repayment of the Loan.

3.2	All Parties hereby agree and acknowledge that the Borrower shall repay the Loan only in the manner as given below:Under the circumstances of expired loan, at the Lender’s written request, the Borrower or any of its successors, assignees shall transfer its equity of the Company to the Lender or its designee under PRC law and use the proceeds from such equity transfer to repay the Loan under this Agreement.

3.3	The Parties hereby acknowledge and agree that the Borrower’s obligations under this Agreement are deemed to be fully performed only if all the following requirements are satisfied:

(1)	The Borrower has transferred all its equity of the Company to the Lender and/or its designee; and

(2)	The Borrower has paid to Lender all proceeds from equity transfer or the maximum amount permitted by laws as loan repayment.

4.	Interest of the Loan

4.1	The parties hereby agree and acknowledge that, the Loan under this Agreement shall be interest-free.

4.2	Notwithstanding the forgoing, the Parties hereby acknowledge and agree that where the Loan is due and the Borrower needs to transfer its equity hereof to the Lender and/or its designee, if the actual equity transfer price is higher than the Borrower’s loan principal due to legal requirements or other causes, the excess shall be deemed as the loan interest or fund utilization costs to the extent permitted by PRC laws, and shall be paid to the Lender together with the loan principal.

5.	Representations, Warranties and Undertakings of the Borrower

5.1	The Borrower shall provide the Lender with a photocopy of its certificate of capital contribution, which shows the Borrower holds 15% of the total equity interests of the Company.

5.2	As the guarantee of the Loan, the Borrower agrees to pledge all of the equity interests held by it in the Company to the Lender and grant a call option right to purchase such equity interests. The Borrower agrees to enter into an equity pledge agreement and exclusive call option agreement upon the request of the Lender.

5.3	Except for those equity pledges or other rights set for the benefit of the Lender, without Lender’s prior written consent, the Borrower shall not sell, transfer, mortgage or otherwise dispose of or set any other security interest against its equity or other interests in the Company, unless such equity pledges or rights are provided to the Lender and/or the designee of the Lender.

5.4	Without Lender’s prior written consent, the Borrower shall not vote for, support at board of the shareholders or sign any board resolution approving the Company to be merged or consolidated with, acquire or invest in any person (a “person” refers to any individual, company, partnership or any other entity under this Agreement).

5.5	Without the Lender’s prior written consent, the Borrower shall not conduct any act and/or omission that may materially affect the assets, business and liabilities of the Company; the Borrower shall not sell, transfer, mortgage or otherwise dispose of, or set any other security interest against, any of its assets, business or the beneficial or legal interests of its income at any time after the execution of this Agreement without the Lender’s prior written consent.

5.6	The Borrower shall not request the Company to distribute dividends or profits to it, neither shall the Borrower, in the capacity of the shareholder of the Company, approve board resolutions to distribute dividends or profits to it.

5.7	The Borrower shall not supplement, modify nor amend the articles of association of the Company nor to increase or decrease the Company’s registered capital, or to change the capital structure of the Company in any way without the Lender’s prior written consent

5.8	The Borrower shall operate prudently and effectively all the business in accordance with the good financial and business standards and customs to maintain the existence of the Company; Upon the request of the Lender, the Borrower shall provide the Lender with all materials regarding to the operating and financial status of the Company; The Borrower shall ensure that all the business of the Company are operated in the normal course to maintain the value of its assets.

5.9	Without Lender’s prior written consent, the Borrower shall not make any resolution to create any liability for the Company, except (i) the liability arising from the normal course of business, but not arising from loans; and (ii) the liability reported to the Lender and approved by the Lender in writing.

5.10	The Borrower shall not execute any material contracts (a contract will be deemed material if its value exceeds RMB 100,000.00 herein under this Section) without Lender’s prior written consent, except for those executed during the normal course of business.

5.11	The Borrower shall execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defenses against all claims in order to maintain its equity in the Company; The Borrower shall inform promptly the Lender of any pending or threatened lawsuit, arbitration or administrative proceedings concerning the Company.

5.12	Any shareholder right of the Company the Borrower is entitled to shall only be exercised upon the authorization and the request of the Lender.

5.13	The Borrower shall comply strictly with the provisions of this Agreement, fully perform its obligations under this Agreement and not conduct any act or omission that affects or impairs the validity and enforceability of this Agreement.

6.	Taxes and Costs

Unless otherwise provided hereunder, all the taxes and costs that are generated in accordance with laws and regulations from this Agreement for each Party shall be duly borne respectively by each Party, provided that the taxes and other reasonable costs regarding the Loan shall be borne by the Lender, except for the Borrower's defaults.

7.	The Effectiveness and the Termination of the Agreement

7.1	This Agreement shall be effective upon the execution date.

7.2	All Parties acknowledge and agree that this Agreement shall be terminated on the date that all obligations under this Agreement are respectively fulfilled by each Party. All Parties acknowledge and agree that the obligations of the Borrower herein are deemed to be fully fulfilled only when the following conditions are all satisfied:

(1)	The Borrower has transferred all equity interests of the Company it holds to the Lender and /or its designee; and

(2)	The Borrower has paid all proceeds from equity transfer to the Lender as loan repayment.

7.3	The Borrower shall not terminate or revoke this Agreement unless (a)the Lender commits a gross negligence, fraud or other material illegal acts; or (b)the Lender goes bankrupt, dissolution or is ordered to close down by law.

8.	Default

In case any Party breaches any term of this Agreement (the “Defaulting Party”) and such breach constitutes any harm to the other Party (the“Non-defaulting Party”), the Non-defaulting Party may give the Defaulting Party a written notice, requesting the Defaulting Party to immediately correct and remedy the default. In the event that the remedy to the breach the Defaulting Party undertaken does not suffice the Non-defaulting Party within fifteen (15) working days after the above notice is delivered, the Non-defaulting Party may immediately take actions in accordance with this Agreement or make other remedies by legal means.

9.	Confidentiality

All Parties acknowledge and agree that any oral or written materials that are exchange between the Parties are confidential and shall be kept confidential by all Party. Each Party shall not disclose any of these materials to a third party unless in the following circumstances:

(a)	Such materials are known or will be known by public , which is not a result of the unauthorized disclosure from the Party that accepts materials;

(b)	Such materials are required to be disclosed by the applicable laws or the rules and regulations of security exchanges; or

(c)	Where a Party discloses such materials in connection with the transaction contemplated herein to a legal or financial advisor, such legal or financial advisor shall also follow the duty of confidentiality similar to this clause. Any breach of confidence by the employee or the hired agency of any Party shall be deemed as breach of confidence by such Party and such Party be bear the liability under this Agreement. In the event that this agreement is by any means invalid, discharged terminated or impractical, this confidentiality clause shall remain valid.

10.	Notice

Any notice or other communication made by the Party herein shall be in written form and deliver to the other Party via personal delivery, letter or facsimile at the following address or other address designated by such Party from time to time. The actual delivery date shall be deemed by the following methods: (a) the notices delivered via personal delivery shall be deemed actual given on the date of personal delivery; (b) the notices delivered via letters shall be deemed actual given on the seventh days after such letter has been sent with its postage paid (shown on a postmarks) or on the fourth days after such letter is given to an international recognized express agent; and (c) the notices delivered via facsimile shall be deemed actual given on the date shown on the transmission confirmation of such files.

Address for Party A

Recipient: Man GUO

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number: 010-84608181

Fax Number: 010-84608098

Address for Party B

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number: 010-84608181

Fax Number: 010-84608098

11.	Applicable Laws and Dispute Resolution

11.1	The formation, validity, interpretation, performance, amendment and termination of and resolution of disputes in connection with this Agreement shall be governed by PRC laws.

11.2	Any dispute, controversy or claim arising from the interpretation or performance in connection with this Agreement (including any question regarding its existence, validity or termination) shall be settled by the Parties through amicable negotiations.

11.3	In case no settlement can be reached within thirty (30) days after one Party makes a request for settlement, either Party may submit such dispute to Beijing Arbitration Commission for arbitration in accordance with its rules. The seat of arbitration should be Beijing. The arbitration award shall be final and binding upon the Parties. Apart from the matters in controversy, the other rights under this Agreement shall be respectively entitled to each Party and the other obligations shall be fulfilled respectively by each Party.

12.	Miscellaneous

12.1	The headings of this Agreement are for convenience of reference only and shall not interpret, explain or in any means affect the meaning of the clauses herein.

12.2	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral discussions or written agreements reached by the Parties with respect to the subject matter hereof.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assignees. Without prior written approval of the Lender, the Borrower shall not transfer, pledge or otherwise assign any of its rights, benefits or obligations under this Agreement.

12.4	The Borrower herein agrees that (i) In case the Borrower dies, the Borrower agrees to immediately transfer his rights and obligations to a designated person of the Lender; and (ii) the Lender may transfer its rights and duties under this Agreement to a third party at any time the Lender desires upon a written notice to the Borrower. Such transfer does not require the Borrower’s consent.

12.5	Either Party fails to enforce any right under this Agreement shall not constitute a waiver of such right, nor shall such failure prevent the Party to enforce such right in the future.

12.6	If any clause of this Agreement is held to be invalid or unenforceable by the competent courts, governmental departments or arbitration agencies, such provision shall not affect the validity and enforceability of the remainder of this Agreement. The Parties should cease to perform such invalid or unenforceable clause and revise such clause to the extent that such fact and circumstance may be enforceable in a way closest to the original intention.

12.7	The amount of each installment of the loan and other matters shall be confirmed upon further negotiations by the Parties. Any amendment or supplement to this Agreement shall be in written form agreed by all Parties. Any amendment, modification, supplement or annex to this Agreement that is duly signed by all Parties shall form an integral part of this Agreement and have the same legal effect as this Agreement.

12.8	This Agreement is executed in two (2) counterparts, each party hereto holding one (1) counterpart. Each counterpart shall have the same legal effect.

[No text below]

[Signature Page]

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by itself or its legal representative or authorized representative on the date of first set forth above.

AirMedia Technology (Beijing) Co., Ltd.

Signature:	/s/ Guo Man

Name: Guo Man

Title: Legal Representative

Common seal: AirMedia Technology (Beijing) Co., Ltd.

Xu Qing

Signature:/s/ Xu Qing

Loan Agreement

This loan agreement (the “Agreement”) is entered by the following parties on June 5, 2015 in Beijing, People’s Republic of China (“PRC”):

Party A: AirMedia Technology (Beijing) Co., Ltd (hereinafter referred to as the "Lender").

Registered address: Room 3088, Building 1, No. 2 of Heng Fu Zhong Street, Science Town, Fengtai District, Beijing

Legal Representative: Guo Man

Party B: Hong Tao (hereinafter referred to as the "Borrower")

Residence: No.2008, Building 73, Yongle Community, Shijingshan District, Beijing

ID Number:

(Each of the parties listed above shall be referred to herein individually as a "Party" and collectively as the "Parties".)

Whereas:

(1)	The Borrower, upon the request of the Lender, serves as a shareholder of AirMedia Online Network Technology Ltd., Co. (hereinafter referred to as the “Company”, with the registered capital of RMB50 million). The Borrower holds 5% of the total equity interests of the Company;

(2)	The Lender agrees to provide a loan of RMB2.5 million in aggregate by installments to the Borrower to pay the capital contribution to the Company;

(3)	By entering into this Agreement, each Party intends to set out the rights and obligations for the Borrower and the Lender under the loan.

NOW THEREFORE, through mutual consensus, the Parties hereby agree as follows:

1.	Loan

1.1	In accordance with the terms and the conditions of this Agreement, the Lender agrees to provide a loan of RMB2.5 million in aggregate (the “Loan”) to the Borrower. The Borrower agrees to the receipt of the Loan. Within 40 working days after the execution of this Agreement, the Lender shall provide the Borrower with the first installment with the amount of RMB 100,000. The supplement time and specific amount of the remainder of the Loan shall be determined by both Parties by entering into supplementary agreement.

1.2	The Borrower hereby acknowledges and covenants that the whole amount of the Loan should be applied towards the payment for the registered capital to the Company or to provide financial support to the Company.

1.3	All Parties acknowledge that the Borrower shall, in accordance with the requirements of this Agreement, fulfill its obligation of repayment of the Loan to the Lender and other obligations under this Agreement.

2.	Term of the Loan

2.1	The term of the Loan under this Agreement shall last ten (10) years, starting from the execution date of this Agreement. Unless the Lender raises a written objection within 30 working days prior to the expiration date of the Loan, the term of the Loan shall be automatically extended by one (1) year and so forth.

2.2	Within the term of this Loan or any extended term of the Loan under this Agreement, the Lender, under the following circumstances, is entitled to decide an immediate due to the Loan with a written notice and request the Borrower to repay the loan in accordance with this Agreement:

(1)	The Borrower resigns from or is dismissed by the Lender or any of its affiliates;

(2)	The Borrower dies or loses capacity for civil acts or with limited capacity for civil conduct;

(3)	The Borrower commits a crime or is involved in a crime;

(4)	Any third party claims more than RMB100,000 against the Borrower; or

(5)	Any representation or warranty made by the Borrower under this agreement is otherwise proved to be false or not true in any substantial aspect; or the Borrower violates any obligation under this Agreement; or

(6)	The Lender determines to exercise the call option right under the Call Option Agreement set forth under this Agreement.

3.	Repayment of the Loan

3.1	The Lender shall at any time, upon its absolute discretion, deliver a notice of repayment to the Borrower fifteen days in advance and require the Borrower to make partial or full repayment of the Loan.

3.2	All Parties hereby agree and acknowledge that the Borrower shall repay the Loan only in the manner as given below:Under the circumstances of expired loan, at the Lender’s written request, the Borrower or any of its successors, assignees shall transfer its equity of the Company to the Lender or its designee under PRC law and use the proceeds from such equity transfer to repay the Loan under this Agreement.

3.3	The Parties hereby acknowledge and agree that the Borrower’s obligations under this Agreement are deemed to be fully performed only if all the following requirements are satisfied:

(1)	The Borrower has transferred all its equity of the Company to the Lender and/or its designee; and

(2)	The Borrower has paid to Lender all proceeds from equity transfer or the maximum amount permitted by laws as loan repayment.

4.	Interest of the Loan

4.1	The parties hereby agree and acknowledge that, the Loan under this Agreement shall be interest-free.

4.2	Notwithstanding the foregoing, the Parties hereby acknowledge and agree that where the Loan is due and the Borrower needs to transfer its equity hereof to the Lender and/or its designee, if the actual equity transfer price is higher than the Borrower’s loan principal due to legal requirements or other causes, the excess shall be deemed as the loan interest or fund utilization cost to the extent permitted by PRC laws, and shall be paid to the Lender together with the loan principal.

5.	Representations, Warranties and Undertakings of the Borrower

5.1	The Borrower shall provide the Lender with a photocopy of its certificate of capital contribution, which shows the Borrower holds 5% of the total equity interests of the Company.

5.2	As the guarantee of the Loan, the Borrower agree to pledge all of the equity interests held by it in the Company to the Lender and grant a call option right to purchase such equity interests. The Borrower agrees to enter into an equity pledge agreement and exclusive call option agreement upon the request of the Lender.

5.3	Except for those equity pledges or other rights set for the benefit of the Lender, without Lender’s prior written consent, the Borrower shall not sell, transfer, mortgage or otherwise dispose of or set any other security interest against its equity or other interests in the Company, unless such equity pledges or rights are provided to the Lender and/or the designee of the Lender.

5.4	Without Lender’s prior written consent, the Borrower shall not vote for, support at board of the shareholders or sign any board resolution approving the Company to be merged or consolidated with, acquire or invest in any person (a “person” refers to any individual, company, partnership or any other entity under this Agreement).

5.5	Without the Lender’s prior written consent, the Borrower shall not conduct any act and/or omission that may materially affect the assets, business and liabilities of the Company; the Borrower shall not sell, transfer, mortgage or otherwise dispose of, or set any other security interest against, any of its assets, business or the beneficial or legal interests of its income at any time after the execution of this Agreement without the Lender’s prior written consent

5.6	The Borrower shall not request the Company to distribute dividends or profits to it, neither shall the Borrower, in the capacity of the shareholder of the Company,approve board resolutions to distribute dividends or profits to it.

5.7	The Borrower shall not supplement, modify nor amend the articles of association of the Company nor to increase or decrease the Company’s registered capital, or to change the capital structure of the Company in any way without the Lender’s prior written consent.

5.8	The Borrower shall operate prudently and effectively all the business in accordance with the good financial and business standards and customs to maintain the existence of the Company; Upon the request of the Lender, the Borrower shall provide the Lender with all materials regarding to the operating and financial status of the Company; The Borrower shall ensure that all the business of the Company are operated in the normal course to maintain the value of its assets.

5.9	Without Lender’s prior written consent, the Borrower shall not to make any resolution to create any liability for the Company, except (i) the liability arising from the normal course of business, but not arising from loans; and (ii) the liability reported to the Lender and approved by the Lender in writing.

5.10	The Borrower shall not execute any material contracts (a contract will be deemed material if its value exceeds RMB 100,000.00 herein under this Section) without Lender’s prior written consent, except for those executed during the normal course of business.

5.11	The Borrower shall execute all necessary or appropriate documents, take all necessary or appropriate actions and bring all necessary or appropriate lawsuits or make all necessary and appropriate defenses against all claims in order to maintain its equity in the Company; The Borrower shall inform promptly the Lender of any pending or threatened lawsuit, arbitration or administrative proceedings concerning the Company.

5.12	Any shareholder right of the Company the Borrower is entitled to shall only be exercised upon the authorization and the request of the Lender.

5.13	The Borrower shall comply strictly with the provisions of this Agreement, fully perform its obligations under this Agreement and not conduct any act or omission that affects or impairs the validity and enforceability of this Agreement.

6.	Taxes and Costs

Unless otherwise provided hereunder, all the taxes and costs that are generated in accordance with laws and regulations from this Agreement for each Party shall be duly borne respectively by each Party, provided that the taxes and other reasonable costs regarding the Loan shall be borne by the Lender, except for the Borrower's defaults.

7.	The Effectiveness and the Termination of the Agreement

7.1	This Agreement shall be effective upon the execution date.

7.2	All Parties acknowledge and agree that this Agreement shall be terminated on the date that all obligations under this Agreement are respectively fulfilled by each Party. All Parties acknowledge and agree that the obligations of the Borrower herein are deemed to be fully fulfilled only when the following conditions are all satisfied:

(1)	The Borrower has transferred all equity interests of the Company it holds to the Lender and /or its designee; and

(2)	The Borrower has paid all proceeds from equity transfer to the Lender as loan repayment.

7.3	The Borrower shall not terminate or revoke this Agreement unless (a)the Lender commits a gross negligence, fraud or other material illegal acts; or (b)the Lender goes bankrupt, dissolution or is ordered to close down by law.

8.	Default

In case any Party breaches any term of this Agreement (the “Defaulting Party”) and such breach constitutes any harm to the other Party (the“Non-defaulting Party”), the Non-defaulting Party may give the Defaulting Party a written notice, requesting the Defaulting Party to immediately correct and remedy the default. In the event that the remedy to the breach the Defaulting Party undertaken does not suffice the Non-defaulting Party within fifteen (15) working days after the above notice is delivered, the Non-defaulting Party may immediately take actions in accordance with this Agreement or make other remedies by legal means.

9.	Confidentiality

All Parties acknowledge and agree that any oral or written materials that are exchange between the Parties are confidential and shall be kept confidential by all Party. Each Party shall not disclose any of these materials to a third party unless in the following circumstances:

(a)	Such materials are known or will be known by public , which is not a result of the unauthorized disclosure from the Party that accepts materials;

(b)	Such materials are required to be disclosed by the applicable laws or the rules and regulations of security exchanges; or

(c)	Where a Party discloses such materials in connection with the transaction contemplated herein to a legal or financial advisor, such legal or financial advisor shall also follow the duty of confidentiality similar to this clause. Any breach of confidence by the employee or the hired agency of any Party shall be deemed as breach of confidence by such Party and such Party be bear the liability under this Agreement. In the event that this agreement is by any means invalid, discharged terminated or impractical, this confidentiality clause shall remain valid.

10.	Notice

Any notice or other communication made by the Party herein shall be in written form and deliver to the other Party via personal delivery, letter or facsimile at the following address or other address designated by such Party from time to time. The actual delivery date shall be deemed by the following methods: (a) the notices delivered via personal delivery shall be deemed actual given on the date of personal delivery; (b) the notices delivered via letters shall be deemed actual given on the seventh days after such letter has been sent with its postage paid (shown on a postmarks) or on the fourth days after such letter is given to an international recognized express agent; and (c) the notices delivered via facsimile shall be deemed actual given on the date shown on the transmission confirmation of such files.

Address for Party A

Recipient: Man GUO

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number: 010-84608181

Fax Number: 010-84608098

Address for Party B

Address: F/15, Sky Plaza, No.46 Dongzhimenwai Street, Dongcheng District, Beijing, China.

Telephone Number: 010-84608181

Fax Number: 010-84608098

11.	Applicable Laws and Dispute Resolution

11.1	The formation, validity, interpretation, performance, amendment and termination of and resolution of disputes in connection with this Agreement shall be governed by PRC laws.

11.2	Any dispute, controversy or claim arising from the interpretation or performance in connection with this Agreement (including any question regarding its existence, validity or termination) shall be settled by the Parties through amicable negotiations.

11.3	In case no settlement can be reached within thirty (30) days after one Party makes a request for settlement, either Party may submit such dispute to Beijing Arbitration Commission for arbitration in accordance with its rules. The seat of arbitration should be Beijing. The arbitration award shall be final and binding upon the Parties. Apart from the matters in controversy, the other rights under this Agreement shall be respectively entitled to each Party and the other obligations shall be fulfilled respectively by each Party.

12.	Miscellaneous

12.1	The headings of this Agreement are for convenience of reference only and shall not interpret, explain or in any means affect the meaning of the clauses herein.

12.2	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior oral discussions or written agreements reached by the Parties with respect to the subject matter hereof.

12.3	This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assignees. Without prior written approval of the Lender, the Borrower shall not transfer, pledge or otherwise assign any of its rights, benefits or obligations under this Agreement.

12.4	The Borrower herein agrees that (i) In case the Borrower dies, the Borrower agrees to immediately transfer his rights and obligations to a designated person of the Lender; and (ii) the Lender may transfer its rights and duties under this Agreement to a third party at any time the Lender desires upon a written notice to the Borrower. Such transfer does not require the Borrower’s consent.

12.5	Either Party fails to enforce any right under this Agreement shall not constitute a waiver of such right, nor shall such failure prevent the Party to enforce such right in the future.

12.6	If any clause of this Agreement is held to be invalid or unenforceable by the competent courts, governmental departments or arbitration agencies, such provision shall not affect the validity and enforceability of the remainder of this Agreement. The Parties should cease to perform such invalid or unenforceable clause and revise such clause to the extent that such fact and circumstance may be enforceable in a way closest to the original intention.

12.7	The amount of each installment of the loan and other matters shall be confirmed upon further negotiations by the Parties. Any amendment or supplement to this Agreement shall be in written form agreed by all Parties. Any amendment, modification, supplement or annex to this Agreement that is duly signed by all Parties shall form an integral part of this Agreement and have the same legal effect as this Agreement.

12.8	This Agreement is executed in two (2) counterparts, each party hereto holding one (1) counterpart. Each counterpart shall have the same legal effect.

[No text below]

[Signature Page]

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed by itself or its legal representative or authorized representativeon the date of first set forth above.

AirMedia Technology (Beijing) Co., Ltd.

Signature:	/s/ Guo Man
Name: Guo Man
Title: Legal Representative
Common seal: AirMedia Technology (Beijing) Co., Ltd.

Hont Tao

Signature:	/s/ Hong Tao